Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - Aptonet Inc [Member] $ in Thousands	May 01, 2020 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net assets, excluding cash acquired	$ 529
Intangible assets, net	1,556
Goodwill	1,785
Total assets acquired net of acquired cash	$ 3,870